April 3, 2000

Laura J. Riegel, Esquire
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: T. Rowe Price International Funds, Inc. ("Registrant")
    consisting of the following series:
        T. Rowe Price International Bond Fund-Advisor Class
        T. Rowe Price International Stock Fund-Advisor Class
        (the "Funds")
     File Nos.: 333-09551/811-07749

Dear Ms. Riegel:

This letter will serve as our filing under provisions of Rule 497 of the Securities Act of 1933. We are writing to inform you that there have been no changes to the Funds' Prospectuses and Statements of Additional Information that were filed under Rule 485(b) as part of Post-Effective Amendment No. 26 on March 27, 2000. The Prospectuses and Statements of Additional Information went effective on March 31, 2000. These documents will be used for the offer and sale of Fund shares.

Sincerely,
/s/Forrest R. Foss
Forrest R. Foss